Exhibit 10.5
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This Amendment No. 2 to Credit Agreement and Joinder Agreement (this “Agreement”) dated as of December 20, 2007 is made by and among GROUP 1 REALTY, INC., a Delaware corporation (the “Borrower”), GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto, and each of the other Guarantors (as defined in the Credit Agreement) signatory hereto.
WITNESSETH:
     WHEREAS, the Borrower, the Company, the Administrative Agent and the lenders party thereto (the “Lenders”), have entered into that certain Credit Agreement dated as of March 29, 2007, as amended by the Amendment No. 1 to Credit Agreement and Joinder Agreement dated April 27, 2007 (as so amended, as hereby amended, and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a credit facility; and
     WHEREAS, the Company has entered into the Company Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and
     WHEREAS, each of the other Guarantors has entered into the Subsidiary Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and
     WHEREAS, the Borrower and certain of the Guarantors have entered into, or may in the future enter into, Security Instruments granting Liens on property as security for all or any portion of the Obligations, any other obligation under any Loan Document and any obligation or liability arising under any Related Swap Contract; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth below, including an amendment to Section 2.02 of the Credit Agreement to permit an additional advance of Loans for any Financed Property that had environmental adjustments to the FIRREA Appraisal Value upon remediation of such environmental issues, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement.
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
     (a) The following new definitions are hereby added to Section 1.01, inserted in alphabetical order:
     “Environmental Completion Date” means, with respect any Financed Property, the date which is eighteen (18) months following the Property Closing Date for such Financed Property.
     “Environmental Holdback Amount” means, with respect to a Financed Property, the amount of any reduction in the Loans for such Financed Property made by the Administrative Agent for an Environmental Issue, as the Administrative Agent shall determine in its sole discretion.
     “Environmental Holdback Loan” means, with respect to a Financed Property, any incremental term loan advance made by Lenders relating to an Environmental Holdback Amount in accordance with Section 2.14(a).
     “Environmental Issue” means, with respect to a Financed Property, any potential or existing Environmental Liability relating to such Financed Property that is identified in any environmental reports obtained by Borrower as requiring further remediation or investigation and for which Administrative Agent has established an Environmental Holdback Amount, but also including, without limitation, any potential Environmental Liability of which Borrower or Borrower’s environmental consultant becomes aware during the course of any environmental remediation of such Financed Property.
     “Environmental Professional” shall have the same meaning as set forth in 40 CFR §312.10.
     “Environmental Remediation Costs” means, with respect to a Financed Property, the Borrower’s estimated out-of-pocket costs of investigating, responding to, remediating, removing or monitoring any remaining Environmental Issues as may be required to cause such Financed Property to be Environmentally Satisfactory, provided, that any costs relating to monitoring wells shall include the estimated cost of drilling, monitoring and closing such wells, and preparing any required reports to any Governmental Authority, through the Facility Termination Date.
     “Environmentally Satisfactory” means, with respect to a Financed Property, that the Administrative Agent has determined in its reasonable discretion that all Environmental Issues for such Financed Property have been resolved by any or, if applicable, all of the following actions: (i) further investigation by an Environmental Professional has determined that there has been no release of Hazardous Materials on such Financed Property with respect to which investigation or remediation is required under any applicable Environmental Laws, or (ii) further investigation by an Environmental Professional has determined that an

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Environmental Issue noted in an environmental report obtained by Borrower prior to the Property Closing Date no longer exists with respect to such Financed Property, (iii) the Environmental Issue has been remediated to the point where no further action is required under applicable Environmental Laws, or (iv) all monitoring wells on such Financed Property relating to an Environmental Issue for which Borrower is responsible have been closed in a manner that complies with all Environmental Laws.
     “Existing Holdback Property” shall mean Financed Properties with Environmental Holdback Amounts prior to the date of the Amendment No. 2 to Credit Agreement, which are, for purposes of clarity, World Toyota Dealership, Atlanta, Georgia, Boardwalk Honda and BMW of Atlantic City, Pleasantville, New Jersey, Egg Harbor/Mapleshade Acura, Pleasantville, New Jersey, Sussman Acura, Maple Shade, New Jersey, Smicklas Chevrolet, Oklahoma City, Oklahoma, World Ford Kendall, Palmetto Bay , Florida, and Stafford Service Center, Stafford, Texas.
     “Existing Holdback Property Paydown” means, with respect to any Existing Holdback Property, an amount equal to the difference between (A) the Outstanding Amount of the Loans relating to such Existing Holdback Property immediately prior to any such paydown, and (B) an amount equal to seventy-five percent (75%) of the Adjusted FIRREA Appraisal Value of such Existing Holdback Property.
     “Property Closing Date” means the date of the initial advance of Loan proceeds with respect to a particular Financed Property.
     (b) Section 2.01 of the Credit Agreement is hereby amended by deleting the first sentence in such section and inserting the following in place thereof and in substitution therefor:
     “Subject to the terms and conditions set forth herein, each Lender severally agrees to make term loans (each such loan, a “Loan”) to the Borrower in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided however, that, (a) each Loan shall be made with respect to a single Financed Property identified in the Loan Notice for such Loan, (b) each Loan shall be made only on a Business Day during the Availability Period (i) at the time the respective Financed Property initially enters the Property Pool (including pursuant to a Collateral Substitution), or (ii) with respect to a Financed Property already in the Property Pool in accordance with the terms hereof and subject to the terms set forth in the definition of “Maximum Loan to Value Ratio Amount”, on or after the date of completion of Post-Construction with respect to such property, (c) the aggregate amount of Loans advanced with respect to any Financed Property shall be no greater than the Maximum Loan to Value Ratio Amount for such property, (d) after giving effect to any Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender’s Commitment, (e) if the respective Financed Property is owned by a Subsidiary Lessor, the Loan associated with such Financed Property shall be made

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to the Borrower and simultaneously contributed to such Lessor Subsidiary, and the Borrower and the Lessor Subsidiary shall direct the Administrative Agent to disburse such Loan in accordance with Section 2.02(b), and (f) if an Environmental Holdback Amount has been established for the respective Financed Property, (x) the aggregate amount of initial Loans with respect to such property shall not exceed an amount equal to (i) in the case of a Financed Property constituting Improved Real Property, ninety-five percent (95%) of the remainder of (A) the Adjusted FIRREA Appraisal Value of such Financed Property less (B) the Environmental Holdback Amount, (ii) in the case of a Financed Property constituting Unimproved Real Property, seventy-five percent (75%) of the remainder of (A) the Adjusted FIRREA Appraisal Value of such Financed Property less (B) the Environmental Holdback Amount, and (y) the aggregate amount of Environmental Holdback Loans made with respect to such property in accordance with Section 2.14 shall not exceed an amount equal to (i) in the case of a Financed Property constituting Improved Real Property, ninety-five percent (95%) of the Environmental Holdback Amount for such Financed Property, or (ii) in the case of a Financed Property constituting Unimproved Real Property, seventy-five percent (75%) of the Environmental Holdback Amount for such Financed Property. With respect to any Environmental Holdback Amount, no Environmental Holdback Loan shall be made and the each Lender’s commitment to make any such loan shall terminate if all of the conditions set forth in Section 2.14(a) are not met on or before the applicable Environmental Completion Date, as determined by Administrative Agent in its reasonable discretion.”
     (c) Section 2.02(a) of the Credit Agreement is hereby amended by deleting the reference to “10:00 a.m.” and inserting “3:00 p.m.” in place thereof and in substitution therefor.
     (d) Section 2.02(b) of the Credit Agreement is hereby amended by deleting the reference to “12:00 noon” and inserting “2:00 p.m.” in place thereof and in substitution therefor.
     (e) The following new Section 2.14 is hereby added immediately following Section 2.13:
     “2.14 Environmental Holdback. (a) In the event the Borrower proposes to add a Financed Property to the Property Pool and the Administrative Agent determines that an Environmental Issue exists for which an Environmental Holdback Amount is required, the aggregate amount of initial Loans advanced with respect to such property shall be reduced by the amount of such Environmental Holdback Amount as set forth in Section 2.01. A Loan constituting an Environmental Holdback Loan may be advanced in accordance with Section 2.01, but only upon satisfaction of the following conditions:
     (i) Receipt by the Administrative Agent on or before the Environmental Completion Date of evidence that such Financed Property is Environmentally Satisfactory, which may be evidenced by a “no further

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action letter” or other similar written statement by the appropriate Governmental Authority that no further action is required under applicable Environmental Laws, or a statement or other written evidence from an Environmental Professional satisfactory to Administrative Agent that no further action is required under applicable Environmental Laws, which statement or other evidence shall be satisfactory to the Administrative Agent in its reasonable discretion.
     (ii) Receipt by the Administrative Agent from each Lender of the funds to be advanced by such Lender; and
     (iii) Satisfaction of each of the conditions precedent to borrowings set forth in Article IV hereof with respect to such Financed Property, to the extent that such conditions have not theretofore been satisfied or expressly waived in writing by the Administrative Agent, as Administrative Agent shall determine in its sole discretion.
     (b) An Environmental Holdback Loan may be advanced, as Administrative Agent shall determine in its sole discretion in accordance with Section 2.01, provided that no more than one Environmental Holdback Loan shall be advanced by Agent or each Lender for any Financed Property. The minimum Borrowing amount set forth in Section 2.02(a) shall not apply to any Environmental Holdback Loan.
     (c) The Borrower covenants and agrees to commence efforts to resolve all Environmental Issues for any Financed Property with an Environmental Holdback Amount (other than an Existing Holdback Property) no later than forty-five (45) days following the Property Closing Date of such Financed Property, and to diligently pursue such efforts until such time as such Financed Property is Environmentally Satisfactory. In the event such Financed Property has not been determined by the Administrative Agent to be Environmentally Satisfactory on or before the Environmental Completion Date and the remaining Environmental Remediation Costs exceed the lesser of (A) 10% of the Environmental Holdback Amount for such Financed Property, or (B) $50,000, the Borrower shall repay in full all Loans related to such Financed Property within ten (10) days of Borrower’s receipt of Administrative Agent’s determination of such Environmental Remediation Costs, which determination shall be made by the Administrative Agent in its reasonable discretion and after consideration of the report required by paragraph (e) herein below.
     (d) The Borrower covenants and agrees to commence efforts to resolve all Environmental Issues for any Existing Holdback Property no later than forty-five (45) days following the Property Closing Date of such Existing Holdback Property, and to diligently pursue such efforts until such time as such Financed Property is Environmentally Satisfactory. In the event such Financed Property has not been determined by the Administrative Agent to be Environmentally Satisfactory on or before the Environmental Completion Date,

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the Borrower shall make a principal prepayment on the Loans for such Existing Holdback Property in the amount of the Existing Holdback Property Paydown. Any prepayment of principal made under this paragraph (d) shall be applied in the inverse order of maturity and the principal payments due under such Loan shall not otherwise be modified.
     (e) In the event any Financed Property with an Environmental Holdback Amount (other than an Existing Holdback Property) has not been determined by the Administrative Agent to be Environmentally Satisfactory on or before the Environmental Completion Date, the Borrower shall, within ten (10) days of the Environmental Completion Date, provide to the Administrative Agent a report prepared by an Environmental Professional reasonably acceptable to Borrower and the Administrative Agent setting forth in detail the Environmental Issues that have not been resolved and the estimated Environmental Remediation Costs related to such unresolved Environmental Issues.
     (f) The Administrative Agent shall provide to the Borrower and Lenders a schedule of outstanding Environmental Holdback Amounts and the Environmental Completion Date related thereto, and shall update such schedule at any time the Environmental Completion Date or Environmental Holdback Amount for any Financed Property changes, or any Financed Property is added to or deleted from the schedule.
     (g) Any Environmental Holdback Loan advanced for any Financed Property pursuant to the terms hereof shall be added to the amount of any other Loans made with respect to such Financed Property and shall bear interest from the date of such advance at the same rate as such other Loans. Following the advance of any such Environmental Holdback Loan for a Financed Property, the amount of the principal amortization payment required under Section 2.05(a) of the Credit Agreement for each Loan related to such Financed Property shall be increased by an amount equal to 1.25% of such Environmental Holdback Loan, beginning with the Principal Amortization Payment Date occurring after the date such Environmental Holdback Loan is advanced, and such Environmental Holdback Loan shall otherwise be treated in all respects as a part of the initial Loans for such Financed Property. Any Environmental Holdback Loan advanced pursuant to the terms hereof shall be advanced by the Lenders and disbursed by the Administrative Agent at such time as the Administrative Agent shall determine in its sole discretion, but in any event within three (3) Business Days following the Administrative Agent’s determination that the conditions have been satisfied to advance such Environmental Holdback Loan.”
     (f) Section 8.01 is hereby amended to substitute a comma for the period at the end of subsection (n), and add a new subsection (o) immediately following (n) as follows:
     “(o) the Borrower shall fail to perform any of its obligations under Section 2.14(c) and Borrower fails to either cure such failure or repay in full all Loans related to such Financed Property in their entirety, as the case may be,

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within forty-five (45) days following written demand by the Administrative Agent, or Borrower shall fail to perform any of its obligations under Section 2.14(d) and such failure shall continue for more than ten (10) days following written demand by the Administrative Agent.”
     (g) Section 8.01(e) is hereby amended to insert “or Section 8.01(o),” after the word “inclusive” and before the word “default” in the first line of such section.
     2. Effect on Side Letter Agreement and Consents. Borrower acknowledges and agrees that the Credit Agreement, as amended hereby, shall replace and supersede the terms and conditions of the side letter agreement dated as of March 29, 2007, Section II of the Lender Consent Letter dated August 22, 2007, and the Lender Consent Letter dated October 15, 2007, with respect to each of the Existing Holdback Properties set forth on Exhibit A attached hereto, and agrees that the Environmental Holdback Amount and related Environmental Completion Date for each of such Existing Holdback Properties shall be the amount and date set forth on such Exhibit A and the advance of any Environmental Holdback Loan related thereto shall hereafter be governed by the Credit Agreement, as amended hereby. The current schedule of Environmental Holdback Amounts and the related Environmental Completion Dates is set forth as Exhibit A attached hereto.
     3. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
     (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
     (i) an original counterpart of this Agreement, duly executed by the Borrower, the Company, the Administrative Agent, each other Guarantor and each of the Lenders, together with all schedules and exhibits thereto duly completed; and
     (ii) (i) a certificate of each Loan Party dated as of the Amendment Effective Date signed by a Responsible Officer, secretary or assistant secretary of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the terms of this Agreement, and (ii) a certificate of the Borrower, signed by a Responsible Officer, certifying that, before and after giving effect to the amendments being made pursuant to this Agreement, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default exists; and

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     (iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.
     (b) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Company Guaranty Agreement or Subsidiary Guaranty Agreement to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Company Guaranty Agreement or Subsidiary Guaranty Agreement against such Guarantor in accordance with its terms.
     5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
     (b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.05 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;
     (c) The Company and all other Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Company Guaranty Agreement or a Subsidiary Guaranty Agreement as a Guarantor;
     (d) This Agreement has been duly authorized, executed and delivered by the Borrower, the Company and the other Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (e) No Default or Event of Default has occurred and is continuing.

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     6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     7. Full Force and Effect of Agreement. Except as previously or hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
     9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
     10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.
     12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Company, the Administrative Agent, each of the other Guarantors and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signatures on following pages.]

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: GROUP 1 REALTY, INC.
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

COMPANY: GROUP 1 AUTOMOTIVE, INC.
By:	/s/ John C. Rickel
	Name:	John C. Rickel
	Title:	Senior Vice President and CFO

Signature Page

GUARANTORS: BARON DEVELOPMENT COMPANY, L.L.C.
By:	GROUP 1 REALTY, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

BOHN HOLDINGS, LLC
By:	BOHN HOLDINGS, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

BOHN-FII, LLC
By:	BOHN HOLDINGS-F, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

DANVERS-SU, LLC
By:	GROUP 1 HOLDINGS-S, LLC, its Sole Member

By:	GROUP 1 AUTOMOTIVE, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

Signature Page

DELAWARE ACQUISITION-DC, L.L.C.
By:	GROUP 1 LP INTERESTS-DC, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

DELAWARE ACQUISITION-F, L.L.C.
By:	GROUP 1 LP INTERESTS-F, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

DELAWARE ACQUISITION-GM, L.L.C.
By:	GROUP 1 LP INTERESTS-GM, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

DELAWARE ACQUISITION-T, L.L.C.
By:	GROUP 1 LP INTERESTS-T, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

DELAWARE ACQUISITION-N, L.L.C.
By:	GROUP 1 LP INTERESTS-N, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI KS-SV, LLC
By:	GPI KS-SB, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GROUP 1 ASSOCIATES HOLDINGS, LLC
By:	GROUP 1 ASSOCIATES, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

HOWARD-DCIII, LLC
GROUP 1 HOLDINGS-DC, L.L.C.
GROUP 1 HOLDINGS-F, L.L.C.
GROUP 1 HOLDINGS-GM, L.L.C.
GROUP 1 HOLDINGS-H, L.L.C.
GROUP 1 HOLDINGS-N, L.L.C.
GROUP 1 HOLDINGS-S, LLC
GROUP 1 HOLDINGS-T, L.L.C.

By:	GROUP 1 AUTOMOTIVE, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

HARVEY GM, LLC HARVEY OPERATIONS-T, LLC
By:	BOHN HOLDINGS, LLC, its Sole Member

By:	BOHN HOLDINGS, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

HARVEY-SM, LLC
By:	BOHN HOLDINGS-S, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

IRA AUTOMOTIVE GROUP, LLC
By:	DANVERS-T, INC., its Sole Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

CHAPERRAL DODGE, INC.
KUTZ-N, INC.
LUBBOCK MOTORS-GM, INC.
LUBBOCK MOTORS-S, INC.
LUBBOCK MOTORS-SH, INC.
LUBBOCK MOTORS-T, INC.
LUBBOCK MOTORS, INC.
MAXWELL-N, INC.
MAXWELL-NII, INC.
MAXWELL CHRYSLER DODGE JEEP, INC.
MCCALL-HA, INC.
MCCALL-T, INC.
MCCALL-TII, INC.
MCCALL-TL, INC.
MCCALL-H, INC.
MCCALL-N, INC.
MCCALL-SB, INC.
PRESTIGE CHRYSLER NORTHWEST, INC.
WEST CENTRAL MANAGEMENT COMPANY, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

AMARILLO MOTORS-C, LTD. AMARILLO MOTORS-J, LTD. AMARILLO MOTORS-SM, LTD. GPI, LTD. MAXWELL-G, LTD. MAXWELL-GII, LTD. MCCALL-SL, LTD. PRESTIGE CHRYSLER SOUTH, LTD. ROCKWALL AUTOMOTIVE-DCD, LTD.
By:	GROUP 1 ASSOCIATES, INC., its General Partner

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

BOB HOWARD AUTOMOTIVE-EAST, INC.
BOB HOWARD CHEVROLET, INC.
BOB HOWARD DODGE, INC.
BOB HOWARD MOTORS, INC.
BOB HOWARD NISSAN, INC.
BOHN HOLDINGS, INC.
BOHN HOLDINGS-F, INC.
BOHN HOLDINGS-S, INC.
CASA CHEVROLET INC.
CASA CHRYSLER PLYMOUTH JEEP INC.
DANVERS — DCIII, INC.
DANVERS — DCII, INC.
DANVERS-N, INC.
DANVERS — NII, INC.
DANVERS — S, INC.
DANVERS-SB, INC.
DANVERS-T, INC.
DANVERS-TII, INC.
DANVERS-TIII, INC.
DANVERS — TL, INC.
FMM, INC.
GPI AL-N, INC.
GPI ATLANTA-T, INC.
GPI CA-NIII, INC.
GPI CA-TII, INC.
GPI KS-SB, INC.
GPI MS-H, INC.
GPI MS-N, INC.
GPI MS-SK, INC.
GPI NH-T, INC.
GPI NH-TL, INC.
GPI SAC-SK, INC.
GPI SAC-T, INC.
GPI SD-DC, INC.
GPI SD-IMPORTS, INC.
GROUP 1 ASSOCIATES, INC.
GROUP 1 FL HOLDINGS, INC.
HOWARD-DCII, INC.
HOWARD-GM, INC.
HOWARD-GM II, INC.
HOWARD-GMIII, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

HOWARD-H, INC.
HOWARD-HA, INC.
HOWARD-SB, INC.
HOWARD-SI, INC.
HOWARD-FLMII, INC.
HOWARD PONTIAC-GMC, INC.
LUBY CHEVROLET CO.
MIKE SMITH AUTOMOTIVE — H, INC.
MIKE SMITH AUTOMOTIVE-N, INC.
MIKE SMITH AUTOPLAZA, INC.
MIKE SMITH AUTOPLEX BUICK, INC.
MIKE SMITH AUTOPLEX DODGE, INC.
MIKE SMITH AUTOPLEX, INC.
MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC.
MIKE SMITH GM, INC.
MIKE SMITH IMPORTS, INC.
MIKE SMITH MOTORS, INC.
MILLER-DM, INC.
MILLER-NII, INC.
MILLER-SH, INC.
MILLER AUTOMOTIVE GROUP, INC.
MILLBRO, INC.
MILLER FAMILY COMPANY, INC.
MILLER IMPORTS, INC.
MILLER INFINITI INC.
MILLER NISSAN, INC.
NJ-DM, INC.
NJ-H, INC.
NJ-HA, INC.
NJ-HAII, INC.
NJ-HII, INC.
NJ-SB, INC.
NJ-SV, INC.
NY-FV, INC.
NY-FVII, INC.
NY-SB, INC.
NY-SBII, INC.
SUNSHINE BUICK PONTIAC GMC TRUCK, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GROUP 1 FUNDING, INC. NY-H, INC. NY-HA, INC. SMC INVESTMENT, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GROUP 1 LP INTERESTS-DC, INC.
GROUP 1 LP INTERESTS-F, INC.
GROUP 1 LP INTERESTS-GM, INC.
GROUP 1 LP INTERESTS-H, INC.
GROUP 1 LP INTERESTS-N, INC.
GROUP 1 LP INTERESTS-S, INC.
GROUP 1 LP INTERESTS-T, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Assistant Vice President

LENDERS: BANK OF AMERICA, N.A.

By:	/s/ M. Patricia Kay
	Name:	M. Patricia Kay
	Title:	Senior Vice President

COMERICA BANK
By:	/s/ Jonathan S. Heine
	Name:	Jonathan S. Heine
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Robert L. Mendoza
	Name:	Robert L. Mendoza
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Jim Webber
	Name:	Jim Webber
	Title:	Commercial RM

NISSAN MOTOR ACCEPTANCE CORPORATION
By:	-
	Name:	-
	Title:	-

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Michael R. Burkitt
	Name:	Michael R. Burkitt
	Title:	Senior Vice President

SOVEREIGN BANK
By:	/s/ Kyle S. Bourque
	Name:	Kyle S. Bourque
	Title:	Vice President

TOYOTA MOTOR CREDIT CORPORATION
By:	-
	Name:	-
	Title:	-

BMW FINANCIAL SERVICES NA, LLC
By:	/s/ Chris Meinelt
	Name:	Chris Meinelt
	Title:	Team Lead, Retailer Finance

By:	/s/ David Brubaker
	Name:	David Brubaker
	Title:	Team Lead, Retailer Finance

EXHIBIT A to AMENDMENT NO. 2
Environmental Holdback Summary

	Environmental	Environmental
Financed Property	Holdback Amount	Completion Date
World Toyota Dealership	$100,000	September 29, 2008
5800 Peachtree Industrial Boulevard Atlanta, GA 30341
Boardwalk Honda and BMW of Atlantic City	$250,000	September 29, 2008
6807 Tilton Road Pleasantville, NY 08232
Egg Harbor/Mapleshade Acura Elite Acura	$150,000	September 29, 2008
6806 Tilton Road Pleasantville, NY 08232
Sussman Acura (Boardwalk Acura)	$250,000	September 29, 2008
538 Rt. 38 East Mapleshade, NJ 08052
Smicklas Chevrolet	$500,000	September 29, 2008
5301 North May Avenue Oklahoma City, OK 73157
World Ford Kendall	$500,000	February 22, 2009
15551 South Dixie Highway Palmetto Bay, FL
Stafford Service Facility	$150,000	April 15, 2009
12202/12206 Murphy Road Stafford, TX